Exhibit 99.2

JDS Uniphase to Acquire Acterna

Broadens sub-systems portfolio, doubles communications addressable market, accelerates path to profitability

SAN JOSE, CALIFORNIA, May 23, 2005 – JDS Uniphase Corporation (NASDAQ: JDSU; and TSX: JDU) announced today a definitive agreement to acquire privately held Acterna Inc., a leader in broadband and optical test & management (T&M) solutions for service providers and network equipment vendors worldwide.

Under the terms of the agreement, JDS Uniphase will acquire Acterna for $760 million, comprising $450 million in cash and $310 million in JDS Uniphase’s common stock, subject to adjustments. The acquisition is subject to customary closing conditions and regulatory approvals, and is expected to close in the quarter ending September 30, 2005.

With this acquisition JDS Uniphase becomes the leading provider of optical communications sub-systems and broadband T&M systems. With combined annual revenues of over $1 billion, its portfolio of products and services will enhance the deployment of Internet Protocol (IP)-based data, voice and video services over optical long haul, metro, fiber-to-the-home, DSL and cable networks. With sales and distribution in more than 160 countries, JDS Uniphase will serve an expanded customer base that includes the largest 100 telecommunications and cable services providers, and system manufacturers worldwide.

“Broadband and optical solutions are foundational to the growth of IP-based residential and business services,” said Kevin Kennedy, president and CEO of JDS Uniphase. “We believe that vendors with a broad portfolio of vertically integrated broadband and optical solutions are best equipped to succeed in this market. With the addition of Acterna, we believe our combined portfolio and global sales channel will improve our ability to serve our customers as they deploy next generation IP services.”

“Acterna has a leading share in the communications T&M market,” said Galen Wampler, president of Prime Data, an industry research firm. “The industry addressed by Acterna represents a $2.6 billion market expected to grow at a five to 10 percent compounded annual growth rate over the next five years.” Therefore, JDS Uniphase expects the size of its communications addressable market to double to over $5 billion.

This deal is expected to also accelerate JDS Uniphase’s path to profitability. Acterna will be immediately financially accretive to JDS Uniphase. Based on preliminary results for fiscal year ended March 2005, Acterna’s revenue exceeded $440 million, its non-GAAP gross margins exceeded 50 percent, and its non-GAAP earnings before income tax, depreciation and amortization (EBITDA) exceeded 11 percent of revenues.

Acterna, which employs approximately 1,770 people worldwide, will become JDS Uniphase’s Communications T&M product group, led by John Peeler, a 25-year veteran of Acterna, the company’s president and CEO.

“Joining JDS Uniphase creates exciting new opportunities for Acterna, its employees, customers and other partners,” said John Peeler, president and CEO of Acterna. “A strengthened position with system manufacturers and access to JDS Uniphase’s leading-edge optical technologies are among the benefits that I believe will build on our leading position.”

“T&M products are critical in the value chain of bringing new technology, products, and services to market; they speed the development and ensure the standards compliance and performance objectives of new technologies and next-generation services,” said Michael Howard, principal analyst at Infonetics Research. “Through this synergistic acquisition JDS Uniphase combines its optical technologies with Acterna’s T&M portfolio, placing it in a unique position to help a broader set of customers offer next-generation products and services.”

Conference Call

The Company will host a conference call starting at 2:00 p.m. Pacific Time today to discuss this announcement. To join the call via webcast, please visit our website at www.jdsu.com/investors. To listen to the call over the telephone, please call 800-299-6183 or 617-801-9713, access code 35274383. Following the call, the webcast will be archived on www.jdsu.com/investors, and available until 4 July, 2005.

About Acterna

Acterna is the world’s largest provider of communications test solutions for telecommunications and cable network operators. Acterna offers an unmatched portfolio of award-winning instruments, systems, software and services that help its customers reduce network costs while improving performance and reliability. Headquartered in Germantown, Maryland, USA – with European and Asia-Pacific operations based in Eningen, Germany and Hong Kong – Acterna serves nearly every major communications service provider and equipment manufacturer around the world through a direct sales and support organization in 31 countries.

About JDS Uniphase

JDS Uniphase Corporation designs and manufactures products for markets where its core optics technologies provide innovative solutions for communications, commercial and consumer applications. The Company offers components, modules and subsystems for data communications, telecommunications and cable television, display, security, medical/environmental instrumentation, decorative, aerospace and defense applications. More information is available at www.jdsu.com.

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. Such forward-looking statements include, but are not limited to, any statements or implications regarding: (i) the likelihood and expected timing of completion of the acquisition; (ii) the actual value and composition of the consideration to be paid in connection with the acquisition, which is subject to certain adjustments; (iii) any expected benefits of the acquisition to JDS Uniphase, including, without limitation, expected revenue, cost savings or profit levels or customer benefits; (iv) the size of the industry addressed by Acterna and the expected growth thereof; or (v) Acterna’s future revenue, gross margin or EBITDA levels, as a separate company prior to completion of the acquisition, or as a product group within JDS Uniphase after completion of the acquisition. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Risks and uncertainties that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, the risks that (a) the transaction will not be completed or will be delayed or altered, (b) the acquired business will not be effectively integrated, such integration will be more costly or time-consuming than expected, or the combined business will not achieve expected financial results or synergies or otherwise perform as expected, (c) the products and technology of the acquired business will not perform as expected, or will not be accepted or purchased by our customers, (d) test and measurement market size assessments and growth expectations therefore may be erroneous as the test and measurement industry is highly segmented and has limited industry analyst coverage, (e) Acterna’s historical financial performance may not be indicative of future financial performance as, among other things, Acterna’s business is highly seasonal, and (f) those risks discussed from time to time in reports filed by JDS Uniphase Corporation with the Securities and Exchange Commission. The forward-looking statements contained in this news release are made as of the date hereof and JDS Uniphase Corporation assumes no obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

General Inquiries: Contact your JDS Uniphase Representative or call 800-498-5378 in North America or + 800-5378-5378 outside of North America.

Media: Gerald Gottheil, Corporate Communications, 408-546-4400 or gerald.gottheil@jdsu.com

Investors: Jacquie Ross, Investor Relations, 408-546-4445, investor.relations@jdsu.com

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